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                                                                   EXHIBIT 10.10
                               February 20, 1997


Amazon.com, Inc.
1516 Second Avenue, 4th Floor
Seattle, Washington  98101
Attn.:  Jeffrey P. Bezos

         RE:      INVESTMENT LETTER

Ladies and Gentlemen:

         I hereby irrevocably agree to purchase 2,500 shares of Series A Preferred Stock, par value $.01 per share (the "Securities"), of Amazon.com, Inc., a Delaware corporation (the "Company"), for a purchase price of $40.00 per share. A check made payable to the order of the Company in the amount of $100,000, representing the aggregate purchase price for the Securities, is delivered herewith.

         I am aware that the Securities have not been registered under the federal Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws, pursuant to exemptions from registration. I understand that the reliance by the Company on such exemptions is predicated in part upon the truth and accuracy of the statements by me in this letter.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions and receive answers concerning the information received about the Securities and the Company; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company; and (4) I am an "accredited investor" as defined by Rule 501 promulgated by the Securities and Exchange Commission (the "SEC") under Regulation D of the 1933 Act.

         I hereby represent and warrant that I am purchasing the Securities for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Securities. No one other than myself has any beneficial interest in the Securities.

         I understand that because the Securities have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Securities cannot be sold unless the Securities are subsequently registered or an exemption from registration is available.

         I agree that I will in no event sell or distribute all or any part of the Securities unless (1) there is an effective registration statement under the 1933 Act and applicable state
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Amazon.com, Inc.
February ___, 1997
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securities laws covering any such transaction involving the Securities or (2)
the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration, or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Securities stating that the Securities have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Securities until the Securities may be legally resold or distributed.

         I understand that at the present time Rule 144 of the SEC may not be relied on for the resale or distribution of the Securities by me. I understand that the Company has no obligation to me to register the Securities with the SEC and has not represented to me that it will register the Securities.

                                           Very truly yours,

                                           Patty Stonesifer

                                           Patty Stonesifer

                                           Address:
                                           P.O. 876
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                                           Redmond, WA  98073
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                                           Taxpayer ID No.:   ###-##-####
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Accepted:  February  20 , 1997

AMAZON.COM, INC.


By  Jeff P. Bezos
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Its     President
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